Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [ X ]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          FirstSpartan Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          FirstSpartan Financial Corp.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required.
[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                             N/A
--------------------------------------------------------------------------------
(2)       Form, schedule or registration statement no.:
                             N/A
--------------------------------------------------------------------------------
(3)      Filing party:
                             N/A
--------------------------------------------------------------------------------
(4)      Date filed:
                             N/A
--------------------------------------------------------------------------------

                                                              September 17, 1999



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of FirstSpartan Financial Corp. The meeting will be held at the Spartanburg
County Library, 151 South Church Street, Spartanburg, South Carolina, on Wednesday, October 20, 1999 at 10:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/Billy L. Painter

                                           Billy L. Painter
                                           President and Chief Executive Officer

                          FIRSTSPARTAN FINANCIAL CORP.
                               380 E. Main Street
                        Spartanburg, South Carolina 29302
                                 (864) 582-2391

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 20, 1999

--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of FirstSpartan Financial Corp. (the "Company") will be held at the Spartanburg County Library, 151 South Church Street, Spartanburg, South Carolina, on Wednesday, October 20, 1999, at 10:00 a.m., local time, for the following purposes:

         1.       To elect three directors to serve for a term of three years;

         2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending June 30, 2000; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on August 31, 1999 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/R. Lamar Simpson

                                             R. Lamar Simpson
                                             Corporate Secretary


Spartanburg, South Carolina
September 17, 1999


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                          FIRSTSPARTAN FINANCIAL CORP.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1999

--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstSpartan Financial Corp. ("FirstSpartan" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for First Federal Bank ("First Federal" or the "Bank"). The annual meeting will be held at the Spartanburg County Library, 151 South Church Street, Spartanburg, South Carolina on Wednesday, October 20, 1999, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about September 17, 1999.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

         You are entitled to vote your FirstSpartan common stock if the records of the Company showed that you held your shares as of the close of business on August 31, 1999. As of the close of business on that date, a total of 3,787,970 shares of FirstSpartan common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of FirstSpartan common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of FirstSpartan common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting, constituting a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting and broker non-votes will have no effect on the voting. However, abstentions will have the effect of a vote against the proposal.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of FirstSpartan for the purpose of requesting that you allow your shares of FirstSpartan common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of FirstSpartan common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees and FOR ratification of Deloitte & Touche LLP as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your FirstSpartan common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your FirstSpartan common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement.

Participants in First Federal's ESOP and 401(k) Plan

         If you are a participant in the First Federal Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Bank's 401(k) Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

         The following table provides information as of August 31, 1999 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                               Number of Shares                  Percent of Common
Name and Address                                                     Owned                       Stock Outstanding
----------------------                                     -------------------------       -----------------------------
First Federal Bank Employee Stock Ownership Plan                   534,594(1)                          14.1%
380 E. Main Street
Spartanburg, South Carolina 29302

Thomson Horstmann & Bryant, Inc.                                    234,500                            6.2%
Park 80 West
Plaza Two
Saddle Brook, New Jersey  07663

First Citizens Bancorporation of                                    219,500                            5.8%
South Carolina, Inc.
1230 Main Street
Columbia, South Carolina  29201

----------------
(1) Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of August 31, 1999, 70,825 shares have been allocated to participants' accounts and 463,769 shares remain unallocated. The trustee of the ESOP is The Southeastern Trust Company.

         The following table provides information about the shares of FirstSpartan common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of August 31, 1999. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                       Number of Shares
                                                                          That May Be
                                                 Number of              Acquired Within          Percent of
                                                   Shares                 60 Days By            Common Stock
              Name/Title                           Owned              Exercising Options         Outstanding
--------------------------------------   --------------------------  ---------------------  ---------------------
Directors (2)

Robert R. Odom                                     17,060                    7,384                    *
E. Lea Salter                                      16,361                    7,384                    *
David E. Tate                                      14,437                    7,384                    *
Robert L. Handell                                  17,711                    7,384                    *
E.L. Sanders                                       27,473                    7,384                    *
R. Wesley Hammond                                  13,111                    7,384                    *

Named Executive Officers (3)(4)

Billy L. Painter (5)(9)                            73,660                   23,629                  2.57
R. Lamar Simpson (6)(10)                           15,223                   10,338                    *
Hugh H. Brantley (7)(11)                           39,464                   10,338                  1.31
J. Stephen Sinclair (8)(12)                        50,500                   10,338                  1.61

All Executive Officers and                        285,000                   98,947                 10.14
   Directors as a Group (10 persons)


-------------
* Less than 1% of shares outstanding

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership over which shares the persons named in the table may possess voting and/or investment power.

(2) Includes shares of restricted stock awarded to each outside director under the FirstSpartan Financial Corp. Management Recognition and Development Plan (the "MRDP"). Such awards began vesting at a rate of 20% each year beginning on July 9, 1999. Participants in the MRDP exercise all rights incidental to ownership, including voting rights.

(3) SEC regulations define the term "named executive officers" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Painter, Simpson, Brantley and Sinclair were the Company's only "named executive officers" for the fiscal year ended June 30, 1999.

(4) Includes shares of restricted stock awarded under the MRDP. Such awards began vesting at a rate of 20% each year beginning on July 9, 1999. Participants in the MRDP exercise all rights incidental to ownership, including voting rights.

(5)    Mr. Painter is also a director of the Company.

(6) Treasurer, Secretary and Chief Financial Officer of the Company and Chief Financial Officer of the Bank.

                                         (footnotes continued on following page)

(7)    Executive Vice President and Chief Operating Officer of the Bank.

(8)    Executive Vice President of Lending of the Bank.

(9)    Includes 3,742 shares owned indirectly through the ESOP.

(10)   Includes 2,702 shares owned indirectly through the ESOP.

(11)   Includes 2,558 shares owned indirectly through the ESOP.

(12)   Includes 2,536 shares owned indirectly through the ESOP.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

       The Company's Board of Directors consists of seven members. Six of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Billy L. Painter, Robert L. Handell and Robert R. Odom, each of whom is a director of the Company and the Bank.

       It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

       The Board of Directors recommends a vote FOR the election of all of the nominees.

       The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.

                                                                             Year First
                                                                              Elected                     Term to
                                                    Age (1)                 Director (2)                   Expire
                                                   ---------               --------------                ----------
BOARD NOMINEES

Billy L. Painter....................                  54                        1984                      2002 (3)
Robert L. Handell...................                  82                        1950                      2002 (3)
Robert R. Odom......................                  77                        1953                      2002 (3)

DIRECTORS CONTINUING IN OFFICE

E. Lea Salter.......................                  64                        1988                      2000
R. Wesley Hammond...................                  50                        1990                      2000
E.L. Sanders........................                  65                        1987                      2001
David E. Tate.......................                  59                        1993                      2001

--------------
(1)  As of June 30, 1999.

(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank and vice versa.

(3)  Assuming the individual is re-elected.

         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

         E.L. Sanders is a retired insurance executive. He is past Chairman of the Board of Directors for Mobile Meals of Spartanburg and past Vice Chairman of the Board of Directors of the Foundation for the Multi-Handicapped, Blind and Deaf of South Carolina. Mr. Sanders is on the Board of Directors and is a past President of the Civitan Club of Spartanburg.

         David E. Tate has been President and sole owner of Tate Metal Works, Inc., a tank fabrication and erection company, since 1972. He was the South Carolina Small Business Person of the Year in 1998.

         Billy L. Painter has served as the Bank's President and Chief Executive Officer since 1984. Mr. Painter is a former Chairman of the Spartanburg Area Chamber of Commerce. He serves on the Boards of Piedmont Interstate Fair, Spartanburg Development Council and Habitat for Humanity. He also serves on the Advisory Board of Salvation Army and is Chairman of the Spartanburg County Transportation Committee.

         Robert L. Handell is a former Managing Officer of the Bank with 52 years of service. He is the past President of the Chamber of Commerce, United Way and the Spartanburg Civitan Club.

         Robert R. Odom is a senior partner in the law firm of Odom, Terry, Cantrell & Hammett, Spartanburg, South Carolina, with which he has been associated for 50 years.

         E. Lea Salter is retired and is the former President of Christman & Parsons, Inc., general contractors. He is active in the Lions Club of Spartanburg.

         R. Wesley Hammond is the President and Chief Operating Officer of Hammond-Brown-Jennings, a furniture company. He is past-President of the Southern Home Furnishings Association and currently serves as Chairman of the Executive Committee of that organization.

Meetings and Committees of the Board of Directors

         The Company's and the Bank's Boards of Directors conduct their business through meetings of the Boards and through their committees. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

         The Company's and Bank's Boards of Directors have established Executive and Audit Committees that are comprised of the same members and whose objectives are parallel.

         The Executive Committees consist of Directors Odom (Chairman), Handell, Painter and Salter. They have the authority to act on behalf of the Board of Directors between regular meetings. All actions of the Executive Committee are presented for ratification by the Board of Directors at its next regularly scheduled meeting.

         The Audit Committees consist of Directors Salter (Chairman), Handell and Hammond. They receive and review all reports prepared by the Company's and the Bank's internal and external auditors.

         In addition to the above committees, the Company's Board of Directors has established Compensation and Nominating Committees. The Bank also has a Personnel Committee, among others. The Company's Compensation Committee and the Bank's Personnel Committee are comprised of the same members and have parallel objectives.

         The Company's Compensation Committee and the Bank's Personnel Committee consist of Directors Odom (Chairman), Salter and Sanders. They are responsible for all personnel issues, including the compensation of senior management. See the Report of the Compensation Committee of the Company included elsewhere in this proxy statement for further information.

         The  full  Board  of  Directors  of the  Company  acts as a  Nominating
Committee for the annual selection of management's nominees for election as directors of the Company.

         The following table sets forth the number of meetings of the Company's and the Bank's Boards of Directors and committees:


                                        Company         Bank
                                      -----------   ------------

Board of Directors..................       13             19
Committees:
   Executive........................       --             --
   Audit............................        2              5
   Compensation.....................        2            N/A
   Personnel........................      N/A              2
   Nominating.......................        1              1

Directors' Compensation

         Directors' Fees. Directors of the Bank receive a fee of $1,500 per month. Directors' fees totaled $126,000 for the fiscal year ended June 30, 1999. In addition, Mr. Odom receives annual compensation of $10,200 for his service as Chairman of the Board. No separate fees are paid for service on the Company's Board of Directors.

         Director Emeritus Plan. The Director Emeritus Plan provides that each director elected to the Board of Directors of the Bank on or after March 17, 1987 shall become a director emeritus on (i) the date the director attains age 72 or (ii) the expiration of the director's then current term of office after attaining age 72, whichever event occurs last. In addition, a director with at least 10 years of service on the Board may, upon attaining age 65, apply to the Board to assume director emeritus status. Under the Director Emeritus Plan, a director emeritus receives 50% of the fee payable to regular Board members for attendance at monthly Board meetings. If the director emeritus attends the monthly Board meeting, the amount payable is increased to 75% of the fee payable to regular Board members. The Board may also designate as a director emeritus a director who becomes disabled. An additional feature of the Director Emeritus Plan provides that, in the event of a change in control of the Company or the Bank (as defined in the Director Emeritus Plan), each director would be treated as a director emeritus on the effective date of the change in control. Within 30 days of such date, each director emeritus would receive a payment equal to three times the fees received by the director during the 12-month period ending prior to the effective date of the change in control. Assuming a change in control had occurred at June 30, 1999, the aggregate amount payable under the Director Emeritus Plan to all directors would be approximately $408,000.

         Stock Option Plan. Under the FirstSpartan Financial Corp. 1997 Stock Option Plan (the "Stock Option Plan"), which was adopted by the Company's stockholders on January 21, 1998, five of the six non-employee directors received non-qualified stock options to purchase 22,152 shares (Mr. Tate received 22,151 shares) of common stock at an exercise price of $42.00, the fair market value of the common stock on July 8, 1998, the date the options were granted. However, on October 28, 1999, the Company's Compensation Committee decided to reprice such options such that the exercise price became $33.75 the fair market value of the common stock on the date of repricing. See "Report of the Compensation Committee of the Company." The options will vest equally over a three-year period commencing on the first anniversary of the date of grant. In the event of a change in control of the Company (as defined in the Plan), each outstanding stock option grant will become fully vested and immediately exercisable. All options granted under the plan expire 10 years following the date of grant.

         Management Recognition and Development Plan. Additionally, under the MRDP, which was also adopted by the Company's stockholders on January 21, 1998, five of the six non-employee directors received stock awards of 8,861 shares (Mr. Odom received 8,860 shares).

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for the chief executive officer and all other executive officers of First Federal who received salary and bonus of $100,000 or more during the year ended June 30, 1999.

                                                                              Long-Term Compensation
                                                                              -----------------------
                                                  Annual Compensation                 Awards
                                             ------------------------------   -----------------------
                                                                   Other                   Securities
                                                                   Annual     Restricted   Underlying   All Other
                                                                 Compensation Stock Awards Options/SARs Compensation
Name and Principal Positions          Year   Salary($) Bonus($)    ($)(1)       ($)(2)       (#)(3)        ($)
----------------------------          ----   -------   -------   ----------   ----------   ----------   ----------
Billy L. Painter                      1999   $156,000  $25,000       $--      $1,265,334     70,886       $431,548(4)
   President and                      1998    146,620   40,000        --         --           --            69,323
   Chief Executive Officer.........   1997    138,910   35,000        --         --           --            41,412

R. Lamar Simpson
   Treasurer, Secretary and Chief
   Financial Officer of the Company   1999   $ 96,575  $20,000       $--      $  372,120     31,013       $142,573(5)
   and Chief Financial Officer        1998     90,666   16,000        --        --           --             33,721
   of the Bank.....................   1997     83,608   12,500        --        --           --             18,608

Hugh H. Brantley
   Executive Vice President           1999   $ 95,064  $16,000       $--      $  669,858     31,013       $228,804(6)
   and Chief Operating Officer        1998     92,481   16,000        --        --           --             33,196
   of the Bank.....................   1997     87,939   12,500        --        --           --             15,264

J. Stephen Sinclair                   1999   $ 94,509  $16,000       $--      $  669,858     31,013       $228,455(7)
   Executive Vice President           1998     91,523   16,000        --        --           --             33,265
   of Lending of the Bank..........   1997     87,345   12,500        --        --           --             14,966

-------------

(1) Other annual compensation excludes perquisites and other personal benefits that were less than 10% of the total annual salary and bonus reported.

(2) Includes restricted stock awards of 30,127, 8,680, 15,949 and 15,949 granted to Messrs. Painter, Simpson, Brantley and Sinclair under the MRDP. The dollar amounts set forth in the table represent the market value of the shares awarded on the date of grant and, therefore, do not take into account the decrease in the market value of the shares resulting from the $12 per share special cash distribution paid on June 25, 1999. As of June 30, 1999, the market value of the shares held by Messrs. Painter, Simpson, Brantley and Sinclair was $700,453, $205,995, $370,814 and $370,814,
     respectively. The awards will vest in five equal annual installments, provided the recipient continues in the employ of the Company or the Bank, commencing on July 9, 1999, the first anniversary of the effective date of the award.

(3) Includes stock options granted pursuant to the Stock Option Plan during fiscal year 1999. See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Stock Option Plan.

(4) Consists of directors' fees ($18,000), market value of stock allocated under ESOP ($42,688), employer 401(k) Plan matching contributions ($8,000), term life insurance premiums ($1,336), and $12 per share special cash distribution paid on MRDP holdings ($361,524) in accordance with the anti-dilution provisions of the MRDP.

(5) Consists of market value of stock allocated under ESOP ($30,349), employer 401(k) Plan matching contributions ($5,653), term life insurance premiums ($251), and $12 per share special cash distribution paid on MRDP holdings ($106,320) in accordance with the anti-dilution provisions of the MRDP.

(6) Consists of market value of stock allocated under ESOP ($30,544), employer 401(k) Plan matching contributions ($5,702), term life insurance premiums ($1,170), and $12 per share special cash distribution paid on MRDP holdings ($191,388) in accordance with the anti-dilution provisions of the MRDP.

(7) Consists of market value of stock allocated under ESOP ($30,265), employer 401(k) Plan matching contributions ($5,650), term life insurance premiums ($1,152), and $12 per share special cash distribution paid on MRDP holdings ($191,388) in accordance with the anti-dilution provisions of the MRDP.

Employment and Severance Agreements

         The Company and the Bank entered into three-year employment agreements with Messrs. Painter, Simpson, Brantley and Sinclair. Under the employment agreements, the current base salaries for Messrs. Painter, Simpson, Brantley and Sinclair are approximately $156,000, $97,890, $97,946 and $96,890, respectively, which will be paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Bank. Messrs. Painter's, Simpson's, Brantley's and Sinclair's salaries may not be decreased during the term of the employment agreements without their prior written consent. On the anniversary of the commencement date of the agreements, the term of the agreements may be extended by the Board of Directors for an additional year unless a termination notice is given by Messrs. Painter, Simpson, Brantley and Sinclair. The agreements are terminable by the Company or the Bank for just cause at any time or in certain events specified by federal regulations.

         The agreements provide for severance payments if employment is terminated following a change in control. These payments, which will be made promptly after any change in control, will be equal to 2.99 times the average annual compensation paid to Messrs. Painter, Simpson, Brantley and Sinclair during the five years immediately preceding the change in control. Under the agreements, a "change in control" occurs if, at anytime during the term of the agreement, a person other than the Company purchases shares of common stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred. Assuming that a change in control had occurred at June 30, 1999 and that Messrs. Painter, Simpson, Brantley and Sinclair elected to receive a lump sum cash payment, they would be entitled to payments of approximately $711,246, $423,684, $408,419 and $406,062, respectively.

         The Company and the Bank have also entered into employment and severance agreements with other senior officers of the Company and/or the Bank on substantially similar terms.

Stock Option Plan

         The Company maintains the Stock Option Plan, which provides discretionary awards of options to purchase Common Stock to officers, directors and employees as determined by the Board of Directors. The following table lists all grants of options under the Stock Option Plan to the Named Executive Officers for fiscal year 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                                            Option Grants in Last Fiscal Year


                                                 Individual Grants
                          -----------------------------------------------------------------------------------------------
                           Number of                                                           Potential Realized Value
                           Securities        % of Total                                        of Assumed Annual Rates
                           Underlying          Options                                        of Stock Price Appreciation
                             Options         Granted to       Exercise or                          for Option Term
                             Granted        Employees in       Base Price      Expiration     --------------------------
Name                      (#)(1)(2)(3)      Fiscal Year (4)   Per Share (5)     Date (6)        5% ($)         10% ($)
------                    -------------     -------------     ------------    ------------    --------------------------
Billy L. Painter......       70,886             17.1%            $21.75       July 8, 2008     $1,872,353     $4,744,909
R. Lamar Simpson......       31,013              7.5              21.75       July 8, 2008        819,164      2,075,923
Hugh H. Brantley......       31,013              7.5              21.75       July 8, 2008        819,164      2,075,923
J. Stephen Sinclair...       31,013              7.5              21.75       July 8, 2008        819,164      2,075,923

-------------------

(1) Options granted under the Stock Option Plan become exercisable in three equal annual installments commencing on July 8, 1999, provided, that the recipient remains in the employ of the Company or the Bank.

(2)  The purchase price may be made in whole or in part in cash or Common Stock.

(3) All options are intended to be Incentive Stock Options to the extent permissible under Section 422 of the Code.

(4)  Includes options granted to officers, directors and employees.

(5) The exercise price reflects the Company's determination to reprice such options on October 28, 1998. In addition, as authorized under the anti-dilution provisions of the Stock Option Plan, the exercise price has been adjusted to reflect a $12 per share special cash distribution paid by the Company on June 25, 1999.

(6)  The option term is 10 years.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of June 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                                           Fiscal Year-End Option Value


                                                Number of Securities
                                               Underlying Unexercised                   Value of Unexercised
                                                 Options at Fiscal                      In-the-Money Options
                                                   Year-End(#)(1)                   at Fiscal Year-End($)(2)(3)
                                         ----------------------------------      ----------------------------------
Name                                     Exercisable         Unexercisable        Exercisable       Unexercisable
-------                                  ------------       ---------------      -------------     ----------------
Billy L. Painter..................           --                 70,886                --              $106,329
R. Lamar Simpson..................           --                 31,013                --                46,520
Hugh H. Brantley..................           --                 31,013                --                46,520
J. Stephen Sinclair...............           --                 31,013                --                46,520

----------------

(1) The options in this table have an exercise price of $21.75 per share, which reflects the repricing of the options on October 28, 1998 and, as authorized under the anti-dilution provisions of the Stock Option Plan, an adjustment made to the exercise price in connection with a $12 per share special cash distribution paid by the Company on June 25, 1999.

(2) The price of the Common Stock on June 30, 1999 was $23.25 per share.

                                            Ten-Year Options Repricings


                                        Number of                                                     Length of
                                        Securities                                                  Original Option
                                        Underlying    Market Price    Exercise Price               Term Remaining
                                         Options     of Stock at Time   at Time of       New         at Date of
                                       Repriced or   of Repricing or    Repricing     Exercise      Repricing or
Name                       Date        Amended (#)   Amendment ($)     or Amendment   Price ($)       Amendment
------                ---------------  ------------  --------------  ---------------  ----------  -----------------
Billy L. Painter      October 28, 1998    70,886         $33.75           $42.00        $33.75        9.70 years
R. Lamar Simpson      October 28, 1998    31,013          33.75            42.00         33.75        9.70 years
Hugh H. Brantley      October 28, 1998    31,013          33.75            42.00         33.75        9.70 years
J. Stephen Sinclair   October 28, 1998    31,013          33.75            42.00         33.75        9.70 years

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee of the Company and the Performance Graph shall not be incorporated by reference into any such filings.

         Report of the Compensation Committee of the Company. The Compensation Committee of the Company and the Personnel Committee of the Bank ("Committees") administer all policies that govern executive compensation for the Company and the Bank. Since the Company has no employees other than Bank employees who perform services to the Company without additional compensation, the Bank's Personnel Committee evaluates the performance of each named executive officer and other senior officers of the Company and the Bank and determines the compensation of all such executives except for the chief executive officer. With respect to the chief executive officer's compensation, the Personnel Committee makes recommendations to the Board of Directors which reviews the recommendations and determines his compensation based on their report. The Company's executive compensation policies are intended to retain and attract key executives who are vital to the success of the Company and the Bank by providing a compensation package that is competitive in the financial industry and motivational to each individual executive.

         Compensation of Executive Officers. Currently, the compensation for executive officers consists principally of a base salary and bonus. The Personnel Committee determines an annual base salary level for all senior officers and named executive officers except for the base salary of the chief executive officer. With respect to the chief executive officer's base salary, the Personnel Committee makes recommendations to the Board of Directors which reviews the recommendations and determines his base salary based on their report. Annual base salaries are generally effective November 1 of each year. Factors considered in setting base salaries include the executive's performance, the Company's and Bank's overall performance and compensation levels in the financial industry, among other factors.

         A bonus program has also been established for all senior officers, including the named executive officers. A bonus pool is established based upon meeting certain objective performance factors, including profitability measurements, loan delinquency ratios and other financial measurements. The bonus pool is allocated to individual participants in the pool based upon job position and individual performance. The Personnel Committee administers the bonus program and may use its judgement in the application of the objective criteria, such as excluding nonrecurring items from profitability measures under the program. As the case with base salaries, the Personnel Committee makes aggregate and individual bonus awards to all senior officers and named executive officers except for awards to the chief executive officer. The Board of

Directors reviews the recommendations of the Personnel Committee concerning the chief executive officer and awards his bonus under the program. The awards for the fiscal year are generally made prior to June 30 of each year.

         Compensation of Chief Executive Officer. During the fiscal year ended June 30, 1999, the base salary of Billy L. Painter, President and Chief
Executive Officer of the Company and the Bank, was $145,426. In addition, he received a performance bonus of $25,000 and other compensation of $70,024 as set forth in the Summary Compensation Table presented earlier herein. This resulted in total compensation of $240,450, which represents a 6.2% decrease from the previous year. The Board of Directors believes that Mr. Painter's compensation is appropriate based on the Bank's compensation policy, consideration of salaries for similar positions in the financial industry and the Bank's performance during the fiscal year.

         Mr. Painter does not serve on the Committees and did not participate in the Board of Director's review and adoption of the Personnel Committee's recommendations concerning his compensation.

         Repricing of Stock Options. On October 21, 1998, the Compensation Committee approved the repricing of options granted on July 9, 1998 under the Stock Option Plan. The decision to reprice was made due to the sharp decline in the price of the Company's common stock due to market conditions that affected the entire industry. It was the view of the Compensation Committee that stock option grants with exercise prices that were substantially above the current market price of the common stock would not provide meaningful incentives to those individuals holding these options. As stock options serve as the most valuable incentive in the compensation package, the Compensation Committee approved the repricing as a means of ensuring that employees will continue to have meaningful equity incentives to motivate them to work for the continued success of the Company. Furthermore, the decision to reprice was also based on the fact that the decline in the stock price occurred shortly after the granting of the options and was not due to the failure of the Company to meet expectations nor any mismanagement. The Compensation Committee decided that the options should be repriced at the average between the high and low trading price on October 28, 1998. That date was selected since the trading range of its common stock on that date was approximately halfway between the low and high trading prices for the year.

The Compensation Committee of the Company and Personnel Committee of the Bank consisting of:

/s/ Robert R. Odom, Chairman
/s/ E.L. Sanders
/s/ E. Lea Salter

         Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company or the Personnel Committee of the Bank. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Compensation
Committee of the Company or the Personnel Committee of the Bank. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

         Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL $250 Million to $500 Million Asset Thrift Index. Total return assumes the reinvestment of all dividends. The base amount for the Company's Common Stock is $36 11/16 per share, which was the closing price on the initial day of trading on July 9, 1997. The initial offering price for the Company's Common Stock was $20.00 per share.

                               [GRAPHIC OMITTED]

                                                                                Period Ended
                                                          --------------------------------------------------------
                                                           7/09/97    12/31/97     6/30/98    12/31/98    6/30/99
                                                          ---------   ---------   ---------   ---------  ---------
FirstSpartan Financial Corp.............................  $100.00     $110.14     $114.35     $ 83.80    $ 99.03
The Nasdaq Index (U.S. Companies).......................   100.00      106.27      127.79      149.75     182.77
SNL $250 Million to $500 Million Asset Thrift Index.....   100.00      136.93      137.31      118.88     148.65

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in FirstSpartan common stock during the fiscal year ended June 30, 1999.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors with different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $1.2 million at June 30, 1999. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

         Robert R. Odom, Chairman of the Board of the Company and the Bank, is a senior partner with the law firm of Odom, Terry, Cantrell & Hammett, Spartanburg, South Carolina, which serves as general counsel to the Bank. The Bank paid a retainer of $18,000 and legal fees of approximately $68,000 to the firm during the fiscal year ended June 30, 1999 for services rendered to the Bank.

--------------------------------------------------------------------------------

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

         The Board of Directors has appointed Deloitte & Touche LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of auditors.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of FirstSpartan common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on August 31, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-K for the fiscal year ended June 30, 1999, as filed with the SEC will be furnished without charge to stockholders as of the close of business on August 31, 1999 upon written request to the Corporate Secretary, FirstSpartan Financial Corp., 380 E. Main Street, Spartanburg, South Carolina.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than May 20, 2000. If such annual meeting is held on a date more than 30 calendar days from October 20, 2000, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary of the Company not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Based on the date of the Meeting, in order for a stockholder to make timely notice of a nomination or proposal for the Company's annual meeting next year, it is anticipated that such notice must be received by the Secretary of the Company by September 25, 2000. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/R. Lamar Simpson

                              R. Lamar Simpson
                              Corporate Secretary


Spartanburg, South Carolina
September 17, 1999

                                 REVOCABLE PROXY
                          FirstSpartan Financial Corp.


[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 20, 1999

  The undersigned hereby appoints the official Proxy Committee of the Board of Directors of FirstSpartan Financial Corp. (the "Company"), consisting of R.
Wesley Hammond, E. L. Sanders and David E. Tate, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Spartanburg County Library, 151 South Church Street, Spartanburg, South Carolina, on Wednesday, October 20, 1999, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

1. The election as director of the nominees listed below (except as marked to the contrary below):

   Billy L. Painter   Robert R. Odom   Robert L. Handell

   [   ] VOTE FOR         [   ] VOTE WITHHELD

INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

--------------------------------------------------------------------------------

2. The ratification of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2000.

   [   ] FOR           [   ] AGAINST           [   ] ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.


THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGEMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of the Company allocated to participants under the First Federal Bank Employee Stock Ownership Plan or First Federal Bank's 401(k) Plan.

                        Please be sure to sign below and
                      date this Proxy in the box provided.

                     --------------------------------------
                                      Date

                     --------------------------------------
                             Stockholder sign above

                     --------------------------------------
                          Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                          FirstSpartan Financial Corp.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  Should the above signed be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 1999 Annual Report to Stockholders.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

             PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.